United States
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                   FORM 8 - K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported): August 25, 2003



                                PITNEY BOWES INC.



                         Commission File Number: 1-3579




   State of Incorporation                        IRS Employer Identification No.
        Delaware                                            06-0495050





                               World Headquarters
                        Stamford, Connecticut 06926-0700
                        Telephone Number: (203) 356-5000

Item 5 - Other Events.

The registrant's press release dated August 25, 2003 regarding its announcement to acquire DDD Company.



Item 7 - Financial Statements and Exhibits.

c. Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit                Description
-------     -------------------------------------------------------------------

   (1)      Pitney Bowes Inc. press release dated August 25, 2003.







                                   Signatures
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                PITNEY BOWES INC.

August 25, 2003

                                         /s/ B.P. Nolop
                                         --------------------------------------
                                         B. P. Nolop
                                         Executive Vice President and
                                         Chief Financial Officer
                                         (Principal Financial Officer)


                                         /s/ J. R. Catapano
                                         --------------------------------------
                                         J. R. Catapano
                                         Controller
                                         (Principal Accounting Officer)

                                                                       EXHIBIT 1
                                                                       ---------

For Immediate Release
---------------------

                     Pitney Bowes Acquires DDD Company
                     ---------------------------------
        Move Strengthens Pitney Bowes Leadership Position In the Government
                               Outsourcing Industry



STAMFORD, Conn., and LANDOVER, MD, August 25, 2003 -- Pitney Bowes Inc. (NYSE:PBI), the leading provider of integrated mail and document management solutions, has entered into a definitive agreement to acquire DDD Company for a net purchase price of $49.5 million. DDD offers a comprehensive array of services including, fulfillment services, secure mail processing, messenger services, logistics support, and record and information management. DDD will operate as Pitney Bowes Government Solutions, Inc., a stand-alone business reporting directly to Karen M. Garrison, executive vice president and group president, Pitney Bowes Management Services, Inc.

Michael J. Critelli, Pitney Bowes chairman and CEO noted, "This transaction is another step in our plan to enhance shareholder value and grow our 2% share in the $250 billion global mail and document market. Our goal is to expand our document management capabilities and customer base while strategically diversifying the vertical markets we serve. The government sector is particularly important to us, and DDD brings considerable expertise and experience in that arena."

In the fall of 2001, following the events surrounding 9/11 and the subsequent anthrax attacks, Pitney Bowes responded to the increased security needs of federal agencies and began offering its portfolio of secure mail, imaging and document management services. Pitney Bowes received U.S. Government Services Administration (GSA) certification to provide these services to Federal Agencies. By acquiring DDD, Pitney Bowes can further leverage the strong relationships DDD has developed with government agencies, as evidenced by its strong recurring annual revenue exceeding $70 million per year.

"Government agencies are increasingly turning to trusted third parties to perform non-core activities," stated Garrison. "They seek to unlock and share the information contained in documents, manage the regulatory requirements of storing documents, all while creating more efficiency. For many of these agencies, utilizing a third party to help them engineer the flow of the communication not only results in bottom line cost savings, but increases organizational effectiveness because they can now focus on their core mission."

Formed in 1980, DDD employs approximately 1,200 full-time employees. Headquartered in Landover, MD, DDD's corporate officers have more than 110 years of combined experience.

"We are excited at the tremendous synergy and capacity to surpass customer expectations by combining these two organizations, " stated Donald D. Dilks, president and CEO, DDD Company. "While we have successfully managed and grown DDD for over two decades, Pitney Bowes will bring critical mass, a strong commitment to R&D and new ability to create a document strategy for customers across their enterprise."

                                         (1)

In business since 1988, Pitney Bowes Management Services, Inc. began by providing on site mailroom management to large corporate (Fortune 1000/FTSE) customers and top law firms and quickly expanded its scope to match customer demand. Today PBMS employs nearly 16,000 worldwide and provides benefits to nearly all of the Fortune 500 and represents more than 20% of Pitney Bowes' consolidated revenue. Pitney Bowes is the world's leading provider of integrated mail and document management systems, services and solutions. The $4.4 billion company helps organizations of all sizes engineer the flow of communication to reduce costs and increase impact, and enhance customer relationships. The company's 80-plus years of technological leadership has produced many major innovations in the mailing industry and more than 3,500 active patents with applications in a variety of markets, including printing, shipping, encryption, and financial services. With approximately 33,000 employees worldwide, Pitney Bowes serves more than 2 million businesses through direct and dealer operations. More information on the company is available at www.pb.com.
                                                            ----------

The statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements may be identified by their use of forward-looking terminology such as the words "expects," "projects," "anticipates," "intends" and other similar words. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to: severe adverse changes in the economic environment; changes in international or national political or economic conditions; timely development and acceptance of new products or gaining product approval; successful entry into new markets; changes in interest rates; and changes in postal regulations, as more fully outlined in the company's 2002 Form 10-K Annual Report filed with the Securities and Exchange Commission. The forward-looking statements contained in this news release are made as of the date hereof and we do not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

                                         (2)